EXHIBIT 10.2

[GLAXO HEADER]

June     , 2003

POZEN Inc.

1414 Raleigh Road, Suite 400

Chapel Hill, NC 27517

    Subject:     Initial Development Plan and Strategic Plan

We refer to that certain Product Development and Commercialization Agreement, dated as of the date hereof (the “Agreement”), by and between POZEN INC., a Delaware corporation (“POZEN”), and Glaxo Group Ltd., a corporation organized under the laws of England, doing business as GlaxoSmithKline (“GSK”). Capitalized terms used but not otherwise defined herein will have the meanings assigned to such terms in the Agreement. In connection with the execution and delivery of the Agreement and the consideration set forth therein, POZEN and GSK hereby enter into this Letter Agreement and agree as follows:

1. Delivery of Initial Development Plan and Strategic Plan. The Initial Development Plan is attached hereto as Exhibit A and hereby delivered and agreed by GSK and POZEN. The Strategic Plan is attached hereto as Exhibit B and hereby delivered and agreed by GSK and POZEN.

2. Termination. The term of this Letter Agreement is the Term of the Agreement.

3. Miscellaneous. This Letter Agreement and any disputes arising hereunder will be governed by and construed in accordance with Article 13 of the Agreement. The terms of this Letter Agreement and the Exhibits hereto will be modified or amended only in accordance with Section 14.5 of the Agreement. This Letter will be assigned or transferred only in connection with an assignment of the Agreement and will be binding upon, and inure to the benefit of, the successors and assigns of the parties hereto, in each case as provided in Section 14.2 of the Agreement. This Letter Agreement may be executed in one or more counterparts, including facsimile counterparts, each of which will constitute an original, but all of which taken together will form one and the same agreement.

CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR THE REDACTED PORTIONS OF THE EXHIBITS TO THIS AGREEMENT THAT ARE MARKED WITH ASTERISKS AND BRACKETS ([***]). COMPLETE COPIES OF THESE EXHIBITS, INCLUDING THE REDACTED PORTIONS, HAVE BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

The parties hereto set forth their agreement with the terms and provisions of this Letter Agreement by signing below.

GLAXO GROUP LTD., D/B/A GLAXOSMITHKLINE

By:

Name:

Title:

Accepted and Agreed as of June 11, 2003:

POZEN Inc.

By:

Name:

Title:

Exhibit A

Initial Development Plan

MT400 is a combination tablet containing [***] mg sumatriptan ([***] mg sumatriptan succinate) and [***] mg naproxen sodium. The goal of this plan is to register the product for the acute treatment of migraine.

The Development Timeline (including the overall plan and timings for completion of work) is shown in Figure 1. This timeline and plan is split into various elements of activity. The POZEN Development Activities (for which POZEN is responsible) are detailed in Section 1, and the GSK Development Activities (for which GSK is responsible) are detailed in Section 2.

The Pozen Development Timeline is the timeline associated with POZEN Development Activities and incorporated as part of the Development Timeline shown in Figure 1. The Formulation Development Timeline is the timeline associated with the GSK Development Activities and incorporated as part of the Development Timeline shown in Figure 1.

CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR THE REDACTED PORTIONS OF THE EXHIBIT THAT ARE MARKED WITH ASTERISKS AND BRACKETS ([***]). A COMPLETE COPY OF THIS EXHIBIT, INCLUDING THE REDACTED PORTIONS, HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Figure 1

[***] [Entire page redacted]

CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR THE REDACTED PORTIONS OF THE AGREEMENT THAT ARE MARKED WITH ASTERISKS AND BRACKETS ([***]). A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

1 POZEN DEVELOPMENT ACTIVITIES

1.1 [***] Study

A [***] study in [***] to assess any potential [***] will be performed at [***] (or equivalent) [***]. Effects of selected [***] on the following parameters will be evaluated: [***]; and calculated [***]. Effects of [***] on the above parameters may be evaluated. Doses selected should achieve [***] for MT400. This study is to be completed before the [***], unless the FDA allows otherwise.

1.2 [***] Study

Study Design

The [***] study will be an [***] study to compare [***], and to investigate the [***] male and female [***] compared to [***].

This will be a [***] study in approximately [***] may be employed).

Objectives

1. [***].

2. [***].

3. [***].

4. [***].

Primary Endpoints

[***]

Secondary endpoints

1. [***] and other [***] parameters of interest

2. [***] parameters[***]

Population and Enrollment

The study will be conducted in approximately [***] male and female [***]. The goal is to have [***].

Route/Dosage/Treatment Duration

All doses will be administered as a [***] following an [***]. There will be a [***].

CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR THE REDACTED PORTIONS OF THE AGREEMENT THAT ARE MARKED WITH ASTERISKS AND BRACKETS ([***]). A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.3 [***] Study

Design

The [***] study will be an [***] study comparing [***] male and female [***].

Objective

To compare the [***].

Primary Endpoints

[***]

Secondary endpoints

[***]

Population and Enrollment

The study will be conducted in [***] male and female [***] to obtain [***].

Route/Dosage/Treatment Duration

All doses will be administered as [***] following an [***]. The subjects will receive [***]. There will be [***].

1.4 [***] Study

Design

The [***] study will be an [***] study to investigate the effect of [***] male and female subjects.

Objective

To compare the [***].

CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR THE REDACTED PORTIONS OF THE AGREEMENT THAT ARE MARKED WITH ASTERISKS AND BRACKETS ([***]). A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Primary Endpoints

[***]

Secondary endpoints

[***]

Population and Enrollment

The study will be conducted in [***] male and female [***].

Route/Dosage/Treatment Duration

[***] doses will be administered with [***]. There will be a [***].

1.5 Study Design of [***]

[***] male and female [***] will constitute the [***]. Eligible subjects will receive [***]. Following screening, subjects will have up [***].

Clinical endpoints in the [***]

1. The primary, clinical endpoint in the [***]

2. The key secondary clinical endpoints are:

•	Percentage of [***]

•	Percentage of [***]

3. Additional secondary endpoints are:

•	Percentage of [***]

•	Percentage of [***]

•	Percentage of [***]

•	Presence or absence of [***]

•	The percentage of [***]

•	Percentage of [***]

•	Use of [***]

•	[***]

•	[***]

•	Percentage of [***]

•	Percentage of [***]

•	[***]

•	[***]

•	Data pertaining to [***]

CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR THE REDACTED PORTIONS OF THE AGREEMENT THAT ARE MARKED WITH ASTERISKS AND BRACKETS ([***]). A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Study Population

The study population will consist of males or females [***]. Subjects must have [***] and must not have [***]. Subjects must have [***].

Study Length

Subjects will be [***]. Subjects will [***].

Measurements and Evaluations

Subjects will [***] will have the option [***] The key primary and secondary endpoints will be measured by [***] will be measured by [***] Additional endpoints will use [***]

Assessments will be made every [***]

[***] Calculation

The primary objective is to show that [***]. This objective will be met by [***]. The [***] of primary interest are [***]. To meet the primary objective [***] necessary for the primary endpoint, [***] for the key secondary endpoints [***].

[***] Using the same test strategy, [***] to detect [***]. Because we are using [***] we must consider [***] This is achieved by [***] Assume that the [***] Adding the [***] for the overall [***].

Number of [***]

For each [***] study, assuming approximate [***] approximately [***] ensure that at least [***] in order to complete the study in accordance with the timeline.

1.6 [***] Study

An [***] study will be conducted to provide [***] data [***]

The submission to the FDA will include [***]

CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR THE REDACTED PORTIONS OF THE AGREEMENT THAT ARE MARKED WITH ASTERISKS AND BRACKETS ([***]). A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

1.7 Regulatory Responsibility

FDA guidance will be sought [***] or if necessary with [***] for the design [***] The filing of all regulatory documents necessary to conduct clinical development activities will be the responsibility of Pozen (IND and any supplements) as provided in Section 3.5(a) of the Agreement. Pozen will file the NDA seeking approval of MT400 for the treatment of migraine as provided in Section 3.5(a) of the Agreement.

2 GSK DEVELOPMENT ACTIVITIES

2.1 Formulation

GSK will develop [***] formulation containing [***] Relevant studies to the formulation work will include [***]

2.2 Manufacture

GSK will be responsible for manufacture of clinical supply of MT400 as well as [***] and placebo. These responsibilities include:

1.	CTM for [***]

2.	Packaging [***]

3.	Any required analytical testing

When launched GSK will be responsible for commercial supply of MT400, including all packaging requirements.

2.3 Regulatory Responsibility

GSK will compile the CMC regulatory documentation and provide it to Pozen for the purpose of the IND and NDA submissions to the agreed clinical development program required for product registration. The sponsorship and ownership of the IND and NDA will be transferred to GSK after approval of MT400 as provided in Section 3.5(a) of the Agreement.

CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR THE REDACTED PORTIONS OF THE AGREEMENT THAT ARE MARKED WITH ASTERISKS AND BRACKETS ([***]). A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

MT400 STRATEGIC PLAN AND KEY COMMERCIAL OBJECTIVES

POSITIONING

Key Commercial Objective: GSK will position MT400 as [***].

MT400 is projected to launch in [***]. Based on the most recent competitive intelligence, there is little evidence [***]. Currently, there is also no evidence to indicate that [***].

MT400 is expected to deliver [***], a key efficacy measure for [***]. It is also expected to show [***]. This combination of product attributes should enable MT400 to realize [***]. The fact that [***] will also enable GSK [***]. Hence, physicians would prescribe MT400 [***].

MT400, would meet the top need [***] and could potentially [***].

[***] COVERAGE

Key Commercial Objective: GSK will incorporate MT400 into the portfolio for [***].

A key factor in market success for any new migraine therapy is [***]. For MT400 to be successful, [***]. Preliminary feedback would indicate that obtaining this coverage is possible.

[***]

Key Commercial Objective: GSK will position MT400 as[***].

Based on market research estimates [***]. This research also showed that [***].

Price is currently assumed to be [***]. This strategy will be tested in market research to ensure that [***]. Pack sizes are also assumed to be [***]. This is considered a better value proposition to patients and physicians. This would further allow fast adoption [***] and rapid uptake by physicians.

•	GSK plans to commence naming strategies, including marketing research [***].

CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR THE REDACTED PORTIONS OF THE EXHIBIT THAT ARE MARKED WITH ASTERISKS AND BRACKETS ([***]). A COMPLETE COPY OF THIS EXHIBIT, INCLUDING THE REDACTED PORTIONS, HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

1

•	Starting [***] prior to launch [***], GSK will commence initial marketing strategies [***]:

•	Data and discussions at [***]

•	Public Relations Activities

•	Publications

PROMOTION

Key Commercial Objective: GSK will support MT400 with a [***].

A&P Spending for 2006-7

[***] is estimated as follows:

[***]	[***]	[***]

A&P Spending*	[***]	[***]

*[***]

Detailing Levels

GSK currently plans to support MT400 with [***]. The majority of which will be [***].

[***]	[***]	[***]	[***]

Details	[***]	[***]	[***]

[***]

[***]

CONFIDENTIAL TREATMENT HAS BEEN GRANTED FOR THE REDACTED PORTIONS OF THE AGREEMENT THAT ARE MARKED WITH ASTERISKS AND BRACKETS ([***]). A COMPLETE COPY OF THIS AGREEMENT, INCLUDING THE REDACTED PORTIONS, HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.

2